UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 15, 2005
                                                         -----------------------

                                 GAMESTOP CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-31228                                            75-2951347
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(Commission File Number)                     (IRS Employer Identification No.)

 2250 William D. Tate Avenue, Grapevine, Texas                    76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code

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         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

     On March 14, 2005, GameStop Corp. (the "Company") appointed Joseph DePinto as President. The material terms of Mr. DePinto's employment arrangement are described in Item 5.02(c) below.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (c) On March 14, 2005, the Company appointed Daniel DeMatteo to the newly created position of Vice-Chairman and Chief Operating Officer and Joseph DePinto as President. Mr. DeMatteo was previously President and Chief Operating Officer of the Company since its inception in 1996.

     Prior to joining the Company, Mr. DePinto, 42, was Vice President of Operations for 7-Eleven, Inc. since March 2002. Prior to March 2002, Mr. DePinto was Senior Vice President and Chief Operating Officer of Thornton Quick Cafe & Market. Prior to joining Thornton Quick Cafe & Market, Mr. DePinto held various positions within Pepsico, Inc.

     Mr. DePinto does not have a written employment agreement with the Company. However, terms of his employment include a salary of $400,000, a bonus to be calculated in accordance with the Company's Amended and Restated Supplemental Compensation Plan and a grant on March 11, 2005 of 200,000 options to acquire shares of the Company's Class A common stock at a price of $20.25 in accordance with the Company's Amended and Restated 2001 Incentive Plan. These options vest in equal increments over three years and expire on March 10, 2015.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GAMESTOP CORP.
                                        (Registrant)


                                        By: /s/ David W. Carlson
                                            -------------------------
                                        Name:   David W. Carlson
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

Date:  March 15, 2005